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                                                               EXHIBIT 99.2

                                                           December 9, 1998

To:Louis Hernandez

 RoweCom, Inc.

The undersigned hereby consents to the references to the undersigned included in the Registration Statement on Form S-1 of RoweCom Inc. and any amendment thereto.

                                        International Data Corporation

                                        By:  /s/ Alexa McClowghton

                                        Title: Group Vice President